Exhibit 10.3

ELLEN M. LEE	ECKARDT & LEE ATTORNEYS AT LAW 308 North Sangamon Avenue P.O. Box 229 Gibson City, Illinois 60936-0229 Telephone (217) 784-8216 Fax (217) 784-8526	Successors to: Benz & Eckhardt Benz Law Office Arthur R. Benz Retired Terry E. Eckhardt Retired

DATE:	April 30, 2007

SELLER:	EDWARD E. TUCKER
BUYER:	ONE EARTH ENERGY, LLC

ADDRESS OF PROPERTY: 1300 E. 8th St., Gibson City, IL 60936

AMOUNT DUE SELLER:
Contract Price – Real Estate		$100,200.00

Contract Price – Personal Property

Other

GROSS AMOUNT DUE SELLER		$100,200.00

CREDITS DUE BUYER
Downpayment	$10,000.00
Payoff of Seller’s Mortgage	-0-

Real Estate Taxes:
2006 ($249.10)	POC	BUYER’S COST

2007 ($249.10x120 /365)	81.90

		Title $50.00
		Recording $32.00
Recording	-0-	0

Real Estate Transfer Tax	15.00

Title Evidence (Abstract/Policy)
(Total $)	403.00

Seller’s Attorney’s Fees	400.00

Termite Inspection Report	-0-
Seller’s Realtor Commission	-0-

TOTAL CREDITS DUE BUYER		$10,899.90

BALANCE DUE SELLER ON REAL ESTATE CONTRACT		$89,300.10

     We hereby accept the foregoing settlement in full satisfaction of the original contract unless otherwise herein noted.

/s/ Edward E. Tucker EDWARD E. TUCKER, Seller	/s/ Joseph R. Thompson ONE EARTH ENERGY, LLC, Buyer

WARRANTY DEED
     THIS INDENTURE WITNESSETH, that the Grantor, EDWARD E. TUCKER, a married person, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid, CONVEYS and WARRANTS unto the Grantee, ONE EARTH ENERGY, LLC, the following described real estate to-wit:
All that part of the West 250 feet of the Northeast Quarter (NE1/4) of Section Ten (10), Township Twenty-three (23) North, Range Seven (7) East of the Third Principal Meridian, situated in the City of Gibson, County of Ford and State of Illinois, lying North of the North line of a tract of land conveyed to Alliance Grain Company by Warranty Deed recorded October 2, 2000, as Document No. 216478 in the Ford County Recorder’s Office.
Tax I. D. No. 09-11-10-201-005
The said property not being the homestead of Grantor or his Spouse.
     This conveyance is subject to the real estate taxes for the year 2006 and all subsequent years; covenants, conditions, restrictions and easements apparent or of record; and all applicable zoning laws and ordinances.
Dated this 30th day of April, 2007.

/s/ Edward E. Tucker EDWARD E. TUCKER

STATE OF ILLINOIS	)
) SS.
COUNTY OF FORD	)
     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that, EDWARD E. TUCKER, a married person, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act for the uses and purposes therein set forth, including the release and waiver of the right of homestead.
     Given under my hand and Notarial Seal this 30th day of April, 2007.

/s/ Ellen M. Lee NOTARY PUBLIC

[Notary Seal]
OFFICIAL SEAL
ELLEN M LEE
NOTARY PUBLIC — STATE OF ILLINOIS
MY COMMISSION EXPIRES: 09/13/09

Send Tax Statement and Return to:
One Earth Energy, LLC
1306 W. 18th St.
Gibson City, IL 60936

Prepared by:
Ellen M. Lee
Echardt & Lee
308 N. Sangamon Ave.
P. O. Box 229
Gibson City, IL 60936-0229
(217) 784-8216